

<ARTICLE> 5
<LEGEND> This schedule contains summary financial information extracted from the unaudited financial statements of Applied Power Inc. for the six month period ended February 28, 1998 and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                         AUG-31-1998
<PERIOD-END>                              FEB-28-1998
<CASH>                                          7,010
<SECURITIES>                                        0
<RECEIVABLES>                                  81,723
<ALLOWANCES>                                    4,815
<INVENTORY>                                   130,190
<CURRENT-ASSETS>                              237,677
<PP&E>                                        257,260
<DEPRECIATION>                                133,020
<TOTAL-ASSETS>                                679,363
<CURRENT-LIABILITIES>                         135,220
<BONDS>                                       272,262
<PREFERRED-MANDATORY>                               0
<PREFERRED>                                         0
<COMMON>                                        5,567
<OTHER-SE>                                    222,160
<TOTAL-LIABILITY-AND-EQUITY>                  679,363
<SALES>                                       425,834
<TOTAL-REVENUES>                              425,834
<CGS>                                         276,677
<TOTAL-COSTS>                                 276,677
<OTHER-EXPENSES>                                    0
<LOSS-PROVISION>                                    0
<INTEREST-EXPENSE>                              9,470
<INCOME-PRETAX>                                37,087
<INCOME-TAX>                                   12,981
<INCOME-CONTINUING>                            24,106
<DISCONTINUED>                                      0
<EXTRAORDINARY>                                     0
<CHANGES>                                           0
<NET-INCOME>                                   24,106
<EPS-PRIMARY>                                    0.87<F1><F2>
<EPS-DILUTED>                                    0.82<F1><F2>


<F1> On January 8, 1998, the Board of Directors authorized a two-for-one stock split effected in the form of a 100 percent stock dividend paid on February 3, 1998 to shareholders of record on January 22, 1998.

<F2> Prior Financial Data Schedules, with the exception of Exhibit 27.2 included herein, have not been restated for the recapitalization.

